MERRILL LYNCH
MUNICIPAL
INTERMEDIATE
TERM FUND








FUND LOGO








Annual Report

October 31, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND



Officers and
Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



TO OUR SHAREHOLDERS


The Municipal Market Environment
The tax-exempt bond market continued to improve over the three months ended October 31, 1996. As measured by the Bond Buyer Index, yields on uninsured, long-term municipal revenue bonds declined an additional 16 basis points (0.16%) to end the October 31, 1996 quarter at 5.94%. Current tax-exempt bond yields are at their lowest levels in the last six months. The economic environment remained little changed in recent months. Economic growth continued to be moderate, with some recent signs of reduced growth. Inflation remained well-contained, reducing recent fears of an imminent interest rate increase by the Federal Reserve Board. This reduction in investor concerns regarding increases in short-term interest rates helped support significant declines in US Treasury bond yields. During the past three months, the yield on the 30-year Treasury bond fell 33 basis points to end the October 31, 1996 quarter at 6.64%.

Much of the tax-exempt bond market's strong technical position--one of the primary reasons for the improvement in municipal bond yields seen thus far in 1996--has remained intact. Just over $40 billion in long-term tax-exempt bonds was issued during the October quarter, an increase of less than 3% compared to the October 31, 1995 quarter. The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. Among other things, as tax-exempt bond yields declined to relatively low levels, in the past some investors temporarily have lost interest in the municipal bond market. As interest rates continue to decline, as they did in 1994, investors adjusted to the new levels.

In addition, the Presidential and Congressional elections resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation is similar to that at the beginning of 1996 when tax-exempt bond yields were negatively affected by fears that legislation reducing the tax advantages of municipal bonds would be introduced to aid further deficit reductions. Fears that the Democratic party could regain control of both houses of Congress, as well as maintain the White House, caused some investors to wait until after the upcoming elections before allocating investment funds to the municipal bond market.

Currently, the future direction of interest rates still remains unclear. The Federal Reserve Board's decision to hold interest rates steady in late September temporarily relieved mounting fears of rising interest rates for the remainder of 1996. Should economic growth slow further in the upcoming quarter, as expected by the Federal Reserve Board, and inflation remain well-contained, interest rates are poised to decline further. Under such a scenario, municipal bond yields are also likely to decline. Given current levels of expected future supply, the municipal bond market could perform very well as both retail and institutional investors chase an increasingly scarce commodity.


Fiscal Year in Review
Our portfolio strategy changed markedly over the course of the fiscal year ended October 31, 1996. As we entered the last half of the fiscal year, indications of stronger economic growth were released, particularly strong employment reports. Investor fears of inflationary pressures mounted, and municipal bond yields rose in response. We adopted a more defensive portfolio strategy by adding high-coupon issues and selling lower-coupon, performance-oriented bonds. We also raised the cash reserve level of the Fund in order to seek to protect principal.

We continued this strategy until the last two months of the October quarter when we became constructive toward the market, because current economic data indicated moderate growth and little inflationary pressures. Therefore, we reduced our cash reserves level and extended the average maturity of the Fund. This investment strategy benefited the Fund's total returns for the fiscal year ended October 31, 1996 as well as provided attractive yields for shareholders during the 12 months ended October 31, 1996.

Looking ahead, we expect the municipal market to continue to experience volatility within a narrow trading range with interest rates trending lower. Therefore, our investment strategy will still emphasize the purchase of current-coupon securities during periods of market weakness.


In Conclusion
We thank you for your support of Merrill Lynch Municipal Intermed-iate Term Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



December 10, 1996



PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




PERFORMANCE DATA (continued)


Class A and
Class B Shares

Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Lehman
Brothers Municipal Bond Index. Beginning and ending values are:


                                      10/31/88**       10/96

ML Municipal Intermediate Term Fund++--
Class A Shares*                       $ 9,900        $16,507
Lehman Brothers Municipal
Bond Index++++                        $10,000        $18,700




A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Lehman
Brothers Municipal Bond Index. Beginning and ending values are:

                                      11/26/86**       10/96

ML Municipal Intermediate Term Fund++--
Class B Shares*                       $10,000        $17,178
Lehman Brothers Municipal
Bond Index++++                        $10,000        $20,833


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity of from five to twelve years.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
    Past performance is not predictive of future performance.



Class A and
Class B Shares

Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +4.28%         +3.24%
Five Years Ended 9/30/96                   +6.13          +5.92
Inception (10/31/88) through 9/30/96       +6.51          +6.37

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/96                         +3.95%         +1.96%
Five Years Ended 9/30/96                   +5.82          +5.82
Inception (11/26/86) through 9/30/96       +5.53          +5.53

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



Class C and
Class D Shares

Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                     10/21/94**       10/96

ML Municipal Intermediate Term Fund++--
Class C Shares*                       $10,000        $11,273
ML Municipal Intermediate Term Fund++--
Class D Shares*                       $ 9,900        $11,221
Lehman Brothers Municipal
Bond Index++++                        $10,000        $12,139

[FN]
   *Assuming maximum sales charege, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity of from five to twelve years.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
    Past performance is not predictive of future performance.


Class C and
Class D Shares

Average Annual
Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/96                         +4.04%         +3.05%
Inception (10/21/94) through 9/30/96       +5.77          +5.77

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.%


                                      Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +4.17%         +3.13%
Inception (10/21/94) through 9/30/96       +6.00          +5.45

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



PERFORMANCE DATA (concluded)


Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
10/31/88--12/31/88        $ 9.45      $ 9.29                --                  $0.117           - 0.45%
1989                        9.29        9.41                --                   0.606           + 8.07
1990                        9.41        9.31                --                   0.594           + 5.45
1991                        9.31        9.73                --                   0.597           +11.28
1992                        9.73        9.89                --                   0.582           + 7.88
1993                        9.89       10.42                --                   0.538           +11.04
1994                       10.42        9.52                --                   0.521           - 3.69
1995                        9.52       10.13                --                   0.519           +12.13
1/1/96--10/31/96           10.13        9.94                --                   0.380           + 2.09
                                                                                ------
                                                                          Total $4.454

                                                         Cumulative total return as of 10/31/96: +66.73%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
11/26/86--12/31/86        $10.00      $ 9.94                --                  $0.030           - 0.10%
1987                        9.94        9.27                --                   0.579           - 1.09
1988                        9.27        9.29                --                   0.564           + 6.43
1989                        9.29        9.41                --                   0.577           + 7.74
1990                        9.41        9.31                --                   0.566           + 5.14
1991                        9.31        9.73                --                   0.568           +10.94
1992                        9.73        9.89                --                   0.552           + 7.55
1993                        9.89       10.42                --                   0.507           +10.71
1994                       10.42        9.52                --                   0.490           - 3.99
1995                        9.52       10.13                --                   0.488           +11.79
1/1/96--10/31/96           10.13        9.93                --                   0.355           + 1.72
                                                                                ------
                                                                          Total $5.276

                                                         Cumulative total return as of 10/31/96: +71.78%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $ 9.70      $ 9.52                --                  $0.093           - 0.89%
1995                        9.52       10.13                --                   0.493           +11.84
1/1/96--10/31/96           10.13        9.93                --                   0.353           + 1.70
                                                                                ------
                                                                          Total $0.939

                                                         Cumulative total return as of 10/31/96: +12.73%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $ 9.70      $ 9.52                --                  $0.100           - 0.81%
1995                        9.52       10.13                --                   0.509           +12.02
1/1/96--10/31/96           10.13        9.94                --                   0.372           + 2.00
                                                                                ------
                                                                          Total $0.981

                                                         Cumulative total return as of 10/31/96: +13.34%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Recent
Performance
Results
                                                                                    12 Month     3 Month
                                                   10/31/96   7/31/96   10/31/95    % Change    % Change
Class A Shares*                                      $9.94      $9.87    $10.00       -0.60%      +0.71%
Class B Shares*                                       9.93       9.87     10.00       -0.70       +0.61
Class C Shares*                                       9.93       9.87     10.00       -0.70       +0.61
Class D Shares*                                       9.94       9.87     10.00       -0.60       +0.71
Class A Shares--Total Return*                                                         +4.27(1)    +1.90(2)
Class B Shares--Total Return*                                                         +3.84(3)    +1.71(4)
Class C Shares--Total Return*                                                         +3.82(5)    +1.71(6)
Class D Shares--Total Return*                                                         +4.17(7)    +1.87(8)
Class A Shares--Standardized 30-day Yield             4.40%
Class B Shares--Standardized 30-day Yield             4.13%
Class C Shares--Standardized 30-day Yield             4.11%
Class D Shares--Standardized 30-day Yield             4.30%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.474 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.115 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.443 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.107 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.441 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.106 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.464 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.112 per share ordinary income dividends.




Portfolio
Abbreviations


To simplify the listings of Merrill Lynch Municipal Intermediate
Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


ACES SM    Adjustable Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RITES      Residual Interest Tax-Exempt Securities
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
                       S&P       Moody's   Face                                                                       Value
STATE                  Ratings   Ratings  Amount  Issue                                                             (Note 1a)
Alaska--1.2%           AAA       Aaa     $ 2,575  Alaska State Housing Financial Corporation, Refunding,
                                                  Series A, 5.30% due 6/01/2007 (d)(f)(i)                           $  2,612

Arizona--1.0%          NR*       NR*       2,000  Mohave County, Arizona, IDA, IDR (North Star Steel Co.
                                                  Project), AMT, 6.70% due 3/01/2020                                   2,135

California--13.8%      A+        A1        5,620  California State, GO, 5.20% due 6/01/2008                            5,625
                       A         A         2,000  California State Public Works Board, Lease Revenue Refunding
                                                  Bonds (Various Community College Project), Series C, 5.50%
                                                  due 9/01/2009                                                        2,000
                       AAA       Aaa       5,000  Modesto, California, Irrigation District Financing Authority,
                                                  Revenue Refunding Bonds, Series 96A, 5.55% due 10/01/2008 (d)        5,142
                       A-        A         5,000  Northern California Power Agency, Public Power Revenue
                                                  Refunding Bonds (Geothermal Project No.3), Series A, 5.65%
                                                  due 7/01/2007                                                        5,137
                       AAA       Aaa       4,000  Oxnard, California, Finance Authority, Solid Waste Revenue Bonds,
                                                  AMT, 5.75% due 5/01/2010 (c)                                         4,047
                       AAA       Aaa       6,000  University of California, Hospital Revenue Bonds (Davis
                                                  Medical Center), 5.60% due 7/01/2009 (c)                             6,127
                       A         NR*       1,610  University of California, Research Facilities Revenue Bonds,
                                                  Series B, 6.50% due 9/01/2003                                        1,750

Colorado--0.6%         A         NR*       1,225  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                                  Revenue Bonds (Downtown Denver), AMT, Series A, 7.25% due
                                                  9/01/2017                                                            1,331

Connecticut--0.9%                                 Connecticut State, HFA, Housing Mortgage, AMT, Series B,
                                                  Subseries B-2:
                       AA        Aa          915     5.75% due 5/15/2008                                                 926
                       AA        Aa        1,075     5.75% due 11/15/2008                                              1,088

Florida--5.5%          AAA       Aaa       3,500  Dade County, Florida, Educational Facilities Authority,
                                                  Exchangeable Revenue Bonds (University of Miami), 7.65% due
                                                  4/01/2010 (d)                                                        3,894
                       AAA       Aaa       2,500  Florida HFA (Antigua Club Apartments), AMT, Series A-1, 6.875%
                                                  due 8/01/2026 (c)                                                    2,652
                       A1+       VMIG1++     100  Jacksonville, Florida, PCR, Refunding (Florida Power and Light
                                                  Co. Project), VRDN, 3.50% due 5/01/2029 (a)                            100
                       AAA       Aaa       3,160  Orange County, Florida, Health Facilities Authority, Hospital
                                                  Revenue Bonds (Orlando Regional Heathcare), Series A, 6.25%
                                                  due 10/01/2007 (d)                                                   3,439
                       AAA       Aaa       1,940  Venice, Florida, Health Care Revenue Bonds (Secours Health
                                                  System Projects), 5.40% due 8/15/2008 (d)                            1,953

Georgia--0.1%          A-1       VMIG1++     300  Burke County, Georgia, Development Authority, PCR (Georgia
                                                  Power Company--Plant Vogtle Project), VRDN, Second Series,
                                                  3.60% due 4/01/2025 (a)                                                300

Hawaii--1.5%           AAA       Aaa       3,000  Honolulu, Hawaii, City and County, UT, Series A, 6% due
                                                  9/01/2007 (e)                                                        3,225

Illinois--10.5%                                   Cook County, Illinois, COP (Community College District No.
                                                  508--Chicago), UT (e):
                       AAA       Aaa       2,000     8.10% due 1/01/1999                                               2,155
                       AAA       Aaa       1,000     8.50% due 1/01/2002                                               1,168
                                                  Illinois Health Facilities Authority Revenue Bonds:
                       A1+       VMIG1++   1,700     (Northwest Community Hospital), VRDN, 3.50% due
                                                     7/01/2025 (a)                                                     1,700
                       A1+       VMIG1++   1,100     (Northwestern Memorial Hospital), VRDN, 3.55% due
                                                     8/15/2025 (a)                                                     1,100
                       AAA       Aaa       2,500     Refunding (Lutheran General Health), Series C, 7% due
                                                     4/01/2008 (h)                                                     2,860
                       NR*       VMIG1++   1,200     (Resurrection Health Care System), VRDN, 3.60% due
                                                     5/01/2011 (a)                                                     1,200
                       AAA       Aaa      10,000  Metropolitan Pier and Exposition Authority, Illinois,
                                                  Dedicated State Tax Revenue Refunding Bonds (McCormick Plant
                                                  Expansion Project), Series A, 6% due 6/15/2007 (c)                  10,629
                       AAA       Aaa       1,745  University of Illinois, COP, Series A, 7.25% due 8/15/2000 (h)       1,909

Indiana--2.7%          NR*       Baa       1,000  Indiana State, Educational Facility Authority Revenue Bonds
                                                  (University Evansville Project), 5.65% due 2/15/2011                   963
                       AAA       NR*       3,420  Indianapolis, Indiana, Gas Utility Revenue Bonds, 7% due
                                                  6/01/2008 (g)                                                        3,800
                       A+        NR*       1,000  Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                  Refunding, Series D, 6.50% due 2/01/2006                             1,089

Kentucky--0.1%         A1+       VMIG1++     200  Carroll County, Kentucky, Solid Waste Disposal Facilities
                                                  Revenue Bonds (Kentucky Utilities Co. Project), VRDN, AMT,
                                                  Series A, 3.65% due 11/01/2024 (a)                                     200

Louisiana--0.5%        A1+       P1        1,000  Louisiana State Offshore Terminal Authority, Deepwater Port
                                                  Revenue Refunding Bonds (Loop Inc.-First Stage), ACES, 3.60%
                                                  due 9/01/2006 (a)                                                    1,000

Maine--2.5%            NR*       A         2,815  Maine Educational Loan Marketing Corporation, Student Loan
                                                  Revenue Refunding Bonds, AMT, 6.90% due 11/01/2003                   3,064
                                                  Maine State Turnpike Authority, Turnpike Revenue Bonds (d):
                       AAA       Aaa       1,000     7.125% due 7/01/2008                                              1,171
                       AAA       Aaa       1,000     7.50% due 7/01/2009                                               1,205

Massachusetts--        A+        A1        1,500  Massachusetts State Consolidated Loan, UT, Series B, 9.25%
1.8%                                              due 7/01/2000                                                        1,738
                       AAA       Aaa       2,000  Massachusetts State Port Authority Revenue Bonds, AMT,
                                                  Series A, 7.375% due 7/01/2010 (e)                                   2,212

Michigan--5.1%         NR*       A         1,000  Michigan Higher Education, Student Loan Authority Revenue
                                                  Bonds, AMT, Series XIV-A, 6.75% due 10/01/2006                       1,055
                                                  Michigan State Hospital Finance Authority, Revenue Refunding
                                                  Bonds, Series A:
                       A         A         1,000     (Detroit Medical Center Obligation Group), 6.375% due
                                                     8/15/2009                                                         1,040
                       NR*       A1        3,280     (McLaren Obligation Group), 5.75% due 10/15/2003                  3,384
                       NR*       P1          300  Michigan State Strategic Fund, PCR, Refunding (Consumers
                                                  Power Project), VRDN, Series A, 3.55% due 4/15/2018 (a)                300
                       AAA       Aaa       5,000  Michigan State Underground Storage Tank, Financial Assurance
                                                  Authority, Revenue Refunding Bonds, Series I, 6% due
                                                  5/01/2007 (c)                                                        5,350

Minnesota--1.1%        AA+       Aaa       2,230  Minnesota State, GO, 6% due 11/01/2006                               2,422

Mississippi--          NR*       P1        2,700  Jackson County, Mississippi, PCR, Refunding (Chevron USA, Inc.
3.1%                                              Project), VRDN, 3.55% due 6/01/2023 (a)                              2,700
                                                  Mississippi Higher Education Assistance Corporation, Student
                                                  Loan Revenue Refunding Bonds, AMT, Series C:
                       A         NR*       2,370     6.40% due 1/01/2003                                               2,503
                       A         NR*       1,440     6.50% due 7/01/2004                                               1,532



SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
                       S&P       Moody's   Face                                                                       Value
STATE                  Ratings   Ratings  Amount  Issue                                                             (Note 1a)
Nevada--2.5%           AAA       Aaa     $ 5,000  Clark County, Nevada, School District, 6% due 6/15/2007 (e)       $  5,331

New Jersey--0.3%       AAA       Aaa         555  New Jersey State Housing and Mortgage Finance Agency Revenue
                                                  Bonds (Home Buyer), AMT, Series F, 7.80% due 10/01/2010 (d)            575

New Mexico--0.6%       A1+       P1          400  Farmington, New Mexico, PCR, Refunding (Arizona Public
                                                  Service Co.), VRDN, Series B, 3.60% due 9/01/2024 (a)                  400
                       A1+       P1          900  Hurley, New Mexico, PCR (Kennecott Santa Fe), VRDN, 3.60% due
                                                  12/01/2015 (a)                                                         900

New York--11.0%                                   Battery Park City Authority, New York, Junior Revenue Bonds,
                                                  Series A (c):
                       AAA       Aaa       1,190     5.20% due 11/01/2007                                              1,194
                       AAA       Aaa       1,445     5.30% due 11/01/2008                                              1,451
                       AA        Aa        5,000  New York City, New York, Housing Development Corporation, M/F
                                                  Housing Revenue Refunding Bonds, Series A, 5.50% due 11/01/2009      4,995
                       A1+       NR*         100  New York City, New York, IDA, IDR (Japan Airlines Company Ltd.
                                                  Project), VRDN, AMT, 3.75% due 11/01/2015 (a)(h)                       100
                       A1+       VMIG1++   1,200  New York City, New York, Municipal Water Finance Authority,
                                                  Water and Sewer System Revenue Bonds, VRDN, Series G, 3.60%
                                                  due 6/15/2024 (a)(e)                                                 1,200
                                                  New York City, New York, Refunding, UT:
                       BBB+      Baa1      2,500     Series A, 7% due 8/01/2006                                        2,742
                       BBB+      Baa1      2,000     Series E, 6.50% due 2/15/2005                                     2,115
                       BBB+      Baa1      2,000     Series I, 6.50% due 3/15/2006                                     2,116
                       BBB-      Baa1      3,000  New York State Dormitory Authority Revenue Bonds (Upstate
                                                  Community Colleges), Series A, 5.375% due 7/01/2007                  2,983
                       AAA       Aaa       4,840  New York State Urban Development Corporation Revenue Bonds
                                                  (Sports Facility Assistance Programs), Series A, 5.50% due
                                                  4/01/2010 (d)                                                        4,840

North Carolina--       AAA       Aaa       4,000  North Carolina, Municipal Power Agency, Revenue Refunding
2.2%                                              Bonds (No. 1 Catawba Electric), 8% due 1/01/2006 (c)                 4,834

North Dakota--         NR*       Aa        1,000  North Dakota State Student Loan Revenue Refunding Bonds, Series
0.5%                                              A, 5.90% due 7/01/1998                                               1,025

Ohio--1.2%             AAA       Aaa       2,490  Cleveland, Ohio, Parking Facilities Revenue Refunding Bonds,
                                                  6% due 9/15/2007 (d)                                                 2,677

Oregon--1.8%           AAA       Aaa       3,790  Port of Portland, Oregon, International Airport Revenue Bonds
                                                  (Portland International Airport), AMT, Series II, 5.40% due
                                                  7/01/2008 (e)                                                        3,805

South Carolina--       NR*       P1          700  Charleston County, South Carolina, Industrial Revenue Refunding
2.4%                                              Bonds (Massey Coal 2.4% Terminal Corp.), VRDN, 3.60% due
                                                  1/01/2007 (a)                                                          700
                                                  Piedmont Municipal Power Agency, South Carolina, Electric
                                                  Revenue Refunding Bonds, Series B:
                       AAA       Aaa       1,000     6% due 1/01/2007 (d)                                              1,061
                       AAA       Aaa       3,400     5.25% due 1/01/2008 (e)                                           3,377

South Dakota--         AAA       Aaa       5,000  South Dakota, State Building Authority, Lease Revenue
2.4%                                              Refunding Bonds, Series A, 5.75% 2.4% due 12/01/2006 (c)             5,233

Tennessee--1.4%        A+        A1        2,960  Tennessee HDA, Mortgage Finance, Refunding, Series A, 5.65%
                                                  due 1/01/2007                                                        3,014

Texas--3.9%            NR*       A           660  Brazos, Texas, Higher Education Authority Inc., Student Loan
                                                  Revenue Refunding Bonds, AMT, Series A, 6.70% due 9/01/2001            704
                       NR*       VMIG1++   1,000  Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                                  (CITGO Petroleum Corp. Project), VRDN, AMT, 3.70% due
                                                  5/01/2025 (a)                                                        1,000
                       A1+       NR*       2,500  Harris County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Bonds (Methodist Hospital), VRDN, 3.60% due
                                                  12/01/2025 (a)                                                       2,500
                       AAA       Aaa       3,545  University of Texas, Refunding (Permanent University Fund),
                                                  9.50% due 7/01/2000                                                  4,138

Vermont--1.8%          AAA       Aaa       3,700  Vermont Municipal Bond Bank, Series I, 5.60% due 12/01/2008 (c)      3,827

Virginia--2.5%                                    Virginia State, HDA, Commonwealth Mortgage:
                       AA+       Aa1       2,585     Series H, 6.50% due 7/01/2007                                     2,714
                       AA+       Aa1       1,365     Series J, Sub-Series J-2, 6.45% due 1/01/2010                     1,420
                       AA+       Aa1       1,300     Series J, Sub-Series J-2, 6.50% due 1/01/2011                     1,362

Washington--12.3%      AA+       Aa1       4,000  Port of Seattle, Washington, GO, AMT, 5.80% due 5/01/2009            4,087
                       AAA       Aaa       1,280  Sammammish Plateau, Washington, Water and Sewer District
                                                  Revenue Refunding Bonds, 6% due 12/01/2007 (d)                       1,373
                       AA+       Aa1       2,000  Seattle, Washington, GO, Series A, 5.40% due 1/15/2007               2,031
                       AA        Aa        5,395  Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                                  Series A, 5.75% due 8/01/2008                                        5,540
                       AAA       Aaa       2,370  Snohomish County, Washington, School District No. 103, UT,
                                                  6.25% due 12/01/2007 (e)                                             2,582
                       AAA       Aaa       1,025  Washington State Health Care Facilities Authority, Revenue
                                                  Refunding Bonds (Kadlec Medical Center--Richland), 5.75% due
                                                  12/01/2005 (c)                                                       1,065
                                                  Washington State Public Power Supply System, Revenue Refunding
                                                  Bonds (Nuclear Project No. 3):
                       AAA       Aaa       5,250     Series A, 5.50% due 7/01/2007 (c)                                 5,300
                       AAA       Aaa       3,015     Series A, 5.60% due 7/01/2008 (c)                                 3,043
                       AA-       Aa1       1,500     Series B, 7.375% due 7/01/2004                                    1,647

Wisconsin--1.0%        AA        Aa        2,000  Wisconsin State Housing and Economic Development Authority,
                                                  Home Ownership Revenue Bonds, AMT, Series F, 7.40% due
                                                  7/01/2013 (b)                                                        2,164

Puerto Rico--1.8%      A1+       Baa1      3,950  Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                  Highway Revenue Bonds, RITES, Series X, 5.982% due 7/01/2005 (j)     3,925

                       Total Investments (Cost--$215,371)--101.6%                                                    220,022

                       Liabilities in Excess of Other Assets--(1.6%)                                                  (3,540)
                                                                                                                    --------
                       Net Assets--100.0%                                                                           $216,482
                                                                                                                    ========

                      (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
                      (b)FHA Insured.
                      (c)AMBAC Insured.
                      (d)MBIA Insured.
                      (e)FGIC Insured.
                      (f)GNMA Collateralized.
                      (g)Escrowed to maturity.
                      (h)FSA Insured.
                      (i)FNMA Collateralized.
                      (j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
                        *Not Rated.
                       ++Highest short-term rating by Moody's Investors Service, Inc.
                      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1996
Assets:             Investments, at value (identified cost--$215,371,494) (Note 1a)                         $220,021,996
                    Cash                                                                                          53,968
                    Receivables:
                      Securities sold                                                     $  10,296,445
                      Interest                                                                3,117,151
                      Beneficial interest sold                                                  132,257       13,545,853
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                         121,428
                                                                                                            ------------
                    Total assets                                                                             233,743,245
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   16,446,930
                      Beneficial interest redeemed                                              267,076
                      Dividends to shareholders (Note 1f)                                       261,784
                      Investment adviser (Note 2)                                               101,162
                      Distributor (Note 2)                                                       45,823       17,122,775
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       138,469
                                                                                                            ------------
                    Total liabilities                                                                         17,261,244
                                                                                                            ------------

Net Assets:         Net assets                                                                              $216,482,001
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                              $   305,513
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                1,705,705
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   83,704
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   84,288
                    Paid-in capital in excess of par                                                         216,270,849
                    Accumulated realized capital losses on investments--net (Note 5)                          (6,618,560)
                    Unrealized appreciation on investments--net                                                4,650,502
                                                                                                            ------------
                    Net assets                                                                              $216,482,001
                                                                                                            ============

Net Asset           Class A--Based on net assets of $30,353,584 and 3,055,124 shares
Value:                       of beneficial interest outstanding                                             $       9.94
                                                                                                            ============
                    Class B--Based on net assets of $169,440,708 and 17,057,050 shares
                             of beneficial interest outstanding                                             $       9.93
                                                                                                            ============
                    Class C--Based on net assets of $8,312,980 and 837,041 shares
                             of beneficial interest outstanding                                             $       9.93
                                                                                                            ============
                    Class D--Based on net assets of $8,374,729 and 842,881 shares
                             of beneficial interest outstanding                                             $       9.94
                                                                                                            ============


                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                                                                                     For the Year Ended October 31, 1996
Investment          Interest and amortization of premium and discount earned                               $  12,653,366
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,240,092
                    Account maintenance and distribution fees--Class B (Note 2)                 527,411
                    Transfer agent fees--Class B (Note 2)                                       209,227
                    Printing and shareholder reports                                             99,175
                    Registration fees (Note 1e)                                                  86,200
                    Professional fees                                                            79,179
                    Accounting services (Note 2)                                                 51,101
                    Transfer agent fees--Class A (Note 2)                                        33,977
                    Account maintenance and distribution fees--Class C (Note 2)                  22,681
                    Trustees' fees and expenses                                                  16,194
                    Custodian fees                                                               14,661
                    Pricing fees                                                                 13,687
                    Transfer agent fees--Class C (Note 2)                                        10,735
                    Transfer agent fees--Class D (Note 2)                                         8,569
                    Account maintenance fees--Class D (Note 2)                                    8,434
                    Other                                                                         7,851
                                                                                           ------------
                    Total expenses                                                                             2,429,174
                                                                                                            ------------
                    Investment income--net                                                                    10,224,192
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            154,528
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,703,506)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  8,675,214
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                         1996              1995
Operations:         Investment income--net                                                 $ 10,224,192     $  8,852,570
                    Realized gain (loss) on investments--net                                    154,528       (5,179,687)
                    Change in unrealized appreciation/depreciation on investments--net       (1,703,506)      11,774,800
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,675,214       15,447,683
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                (1,611,220)      (1,507,705)
(Note 1f):            Class B                                                                (7,875,619)      (7,096,365)
                      Class C                                                                  (341,198)         (70,020)
                      Class D                                                                  (396,155)        (178,480)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (10,224,192)      (8,852,570)
                                                                                           ------------     ------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                   (12,064,882)      53,625,113
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (13,613,860)      60,220,226
                    Beginning of year                                                       230,095,861      169,875,635
                                                                                           ------------     ------------
                    End of year                                                            $216,482,001     $230,095,861
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived                Class A
                    from information provided in the financial statements.
                                                                                 For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:              1996       1995     1994       1993       1992
Per Share           Net asset value, beginning of year                $  10.00   $   9.62  $  10.39  $   9.70   $   9.61
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .48        .53       .52       .54        .59
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.06)       .38      (.77)      .69        .09
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .42        .91      (.25)     1.23        .68
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.48)      (.53)     (.52)     (.54)      (.59)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.94  $   10.00 $    9.62 $   10.39   $   9.70
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   4.27%      9.69%    (2.49%)   13.01%      7.16%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .81%       .81%      .76%      .75%       .86%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.79%      5.36%     5.19%     5.35%      5.97%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 30,353   $ 34,970  $ 27,653  $ 24,173  $  14,068
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 146.82%    115.78%    52.56%    83.66%     74.20%
                                                                      ========   ========  ========  ========   ========

                    The following per share data and ratios have
                    been derived from information provided in                               Class B
                    the financial statements.
                                                                                 For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:             1996        1995     1994       1993       1992
Per Share           Net asset value, beginning of year                $  10.00   $   9.62  $  10.39  $   9.69   $   9.61
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .44        .50       .49       .51        .56
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.07)       .38      (.77)      .70        .08
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .37        .88      (.28)     1.21        .64
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.44)      (.50)     (.49)     (.51)      (.56)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.93   $  10.00  $   9.62  $  10.39   $   9.69
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.84%      9.34%    (2.79%)   12.78%      6.72%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.13%      1.13%     1.07%     1.06%      1.16%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.47%      5.05%     4.87%     5.07%      5.68%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $169,441   $181,640  $142,152  $158,061   $124,802
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 146.82%    115.78%    52.56%    83.66%     74.20%
                                                                      ========   ========  ========  ========   ========


                                                                          Class C                      Class D

                    The following per share data and ratios                       For the                       For the
                    have been derived from information                            Period                         Period
                    provided in the financial statements.     For the Year    Oct. 21, 1994++  For the Year   Oct. 21, 1994++
                                                              Ended Oct. 31,    to Oct. 31,    Ended Oct. 31,   to Oct. 31,
                    Increase (Decrease) in Net Asset Value:   1996      1995       1994      1996       1995       1994
Per Share           Net asset value, beginning of period   $  10.00   $   9.62   $   9.70  $  10.00  $   9.62   $   9.70
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income--net                      .44        .50        .01       .47       .52        .01
                    Realized and unrealized gain (loss)
                    on investments--net                        (.07)       .38       (.08)     (.06)      .38       (.08)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .37        .88       (.07)      .41       .90       (.07)
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends from investment
                    income--net                                (.44)      (.50)      (.01)     (.47)     (.52)      (.01)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $   9.93   $  10.00   $   9.62  $   9.94  $  10.00   $   9.62
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        3.82%      9.36%      (.71%)+++ 4.17%     9.57%      (.71%)+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.15%      1.01%      1.18%*     .91%      .90%       .97%*
                                                           ========   ========   ========  ========  ========   ========

Net Assets:         Investment income--net                    4.44%      4.76%      4.92%*    4.68%     5.12%      5.20%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  8,313   $  6,485   $      1  $  8,375  $  7,000   $     70
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                      146.82%    115.78%     52.56%   146.82%   115.78%     52.56%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased and their last asked price in the case of options written. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% on the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account       Distribution
                              Maintenance Fee        Fee

Class B                            0.20%             0.10%
Class C                            0.20%             0.10%
Class D                            0.10%              --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD        MLPF&S

Class A                               $285         $3,601
Class D                               $263         $4,865


For the year ended October 31, 1996, MLPF&S received contingent deferred sales charges of $163,849 and $2,718 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFD, MLFDS, MLPF&S, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $306,030,864 and $330,828,102, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996, were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $   282,515    $ 4,650,502
Financial futures contracts          (127,987)            --
                                  -----------    -----------
Total                             $   154,528    $ 4,650,502
                                  ===========    ===========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $4,650,502, of which $5,118,085 related to appreciated securities and $467,583 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $215,371,494.


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(12,064,882) and $53,625,113 for the years ended October 31, 1996 and October 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended October 31, 1996                Shares        Amount

Shares sold                           716,582   $  7,149,811
Shares issued to shareholders
in reinvestment of dividends           83,630        831,199
                                  -----------    -----------
Total issued                          800,212      7,981,010
Shares redeemed                    (1,241,561)   (12,339,524)
                                  -----------    -----------
Net decrease                         (441,349)   $(4,358,514)
                                  ===========    ===========

Class A Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                         1,647,907    $16,236,414
Shares issued to shareholders
in reinvestment of dividends           77,636        757,875
                                  -----------    -----------
Total issued                        1,725,543     16,994,289
Shares redeemed                    (1,103,835)   (10,743,665)
                                  -----------    -----------
Net increase                         621,708     $ 6,250,624
                                  ===========    ===========


NOTES TO FINANCIAL STATEMENTS (concluded)



Class B Shares for the Year                         Dollar
Ended October 31, 1996                Shares        Amount

Shares sold                         2,647,311   $ 26,325,018
Shares issued to shareholders
in reinvestment of dividends          463,232      4,602,453
                                  -----------   ------------
Total issued                        3,110,543     30,927,471
Shares redeemed                    (4,149,275)   (41,273,703)
Automatic conversion of shares        (68,180)      (673,631)
                                  -----------   ------------
Net decrease                       (1,106,912)  $(11,019,863)
                                =============   ============


Class B Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                         7,623,095    $75,241,383
Shares issued to shareholders
in reinvestment of dividends          351,003      3,428,515
                                  -----------    -----------
Total issued                        7,974,098     78,669,898
Shares redeemed                    (4,590,100)   (44,465,318)
                                  -----------    -----------
Net increase                        3,383,998    $34,204,580
                                  ===========    ===========



Class C Shares for the Year                         Dollar
Ended October 31, 1996                Shares        Amount

Shares sold                           404,511    $ 4,024,375
Shares issued to shareholders
in reinvestment of dividends           27,533        273,233
                                  -----------    -----------
Total issued                          432,044      4,297,608
Shares redeemed                      (243,648)    (2,423,566)
                                  -----------    -----------
Net increase                          188,396    $ 1,874,042
                                  ===========    ===========



Class C Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                           692,677    $ 6,861,453
Shares issued to shareholders
in reinvestment of dividends            5,294         52,387
                                  -----------    -----------
Total issued           .              697,971      6,913,840
Shares redeemed                       (49,436)      (489,048)
                                  -----------    -----------
Net increase                          648,535    $ 6,424,792
                                  ===========    ===========



Class D Shares for the Year                         Dollar
Ended October 31, 1996                Shares        Amount

Shares sold                           390,259    $ 3,907,908
Automatic conversion of shares         68,171        673,631
Shares issued to shareholders
in reinvestment of dividends           21,768        216,202
                                  -----------    -----------
Total issued                          480,198      4,797,741
Shares redeemed                      (337,194)    (3,358,288)
                                  -----------    -----------
Net increase                          143,004    $ 1,439,453
                                  ===========    ===========



Class D Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                         1,260,691    $12,362,696
Shares issued to shareholders
in reinvestment of dividends            9,765         95,915
                                  -----------    -----------
Total issued                        1,270,456     12,458,611
Shares redeemed                      (577,845)    (5,713,494)
                                  -----------    -----------
Net increase                          692,611    $ 6,745,117
                                  ===========    ===========

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $5,174,000, of which $456,000 expires in 1997, $795,000 expires in 1998, $3,654,000 expires in 2003, and $269,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $6,981,719 has been reclassified to paid-in capital in excess of par.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Municipal Intermediate Term Fund of
Merrill Lynch Municipal Series Trust:

We have audited the accompanying statement of assets and lia-bilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by Merrill Lynch Municipal Intermediate Term Fund of the Merrill Lynch Municipal Series Trust during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.